Exhibit 10(a)2


                 LETTER AMENDMENT No. 1 TO COMPLETION GUARANTEE


                           Dated as of April 17, 2003

To Citibank, N.A., as agent for the
Lenders (as defined in the Credit
Agreement referred to below) and to
Southern (as defined below)

Ladies and Gentlemen:

         We refer to the Completion Guarantee, dated as of November 15, 2001 (as supplemented by the Completion Guarantee Supplement, dated April 22, 2002, among the undersigned, Southern and the Agent, the "Southern Completion Guarantee"), among the undersigned, The Southern Company ("Southern") and Citibank, N.A., as Agent (the "Agent"). Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Amended and Restated Credit Agreement, dated as of April 17, 2003, among the Borrower, the Lenders and the Agent.

         It is hereby agreed by you and us as follows:

         1. The Southern Completion Guarantee is amended by:

                  (a) deleting from Section 1(b) thereof the phrase "as set forth on Schedule 1 hereto;"

                  (b) deleting from Sections 4(g) and 4(h) the year "2000" each time it appears and inserting in each such place the year "2002;" and

                  (c) deleting from Schedule 1 thereto the words "Autaugaville" and "Goat Rock" each time they appear and inserting in the place of "Autaugaville" the word "Harris" and in the place of "Goat Rock" the word "Franklin."

         2. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the Borrower and Southern.

         3. On and after the effectiveness of this Letter Amendment, each reference in the Southern Completion Guarantee and in each exhibit, schedule, supplement or attachment thereto to "this Agreement," "hereunder," "hereof" or words of like import referring to the Southern Completion Guarantee, and each reference in each of the other Loan Documents and in each exhibit, schedule, supplement or attachment thereto to "the Southern Completion Guarantee," "thereunder," "thereof" or words of like import referring to the Southern Completion Guarantee, shall mean and be a reference to the Southern Completion Guarantee, as amended by this Letter Amendment and as amended, supplemented or otherwise modified from time to time.

         4. The Southern Completion Guarantee, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         5. This Letter Amendment has been duly executed and delivered by the Borrower. This Letter Amendment and the Southern Completion Guarantee, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to Laws affecting the enforcement of creditors' rights generally and to general principles of equity.

         6. This Letter Amendment has been duly executed and delivered by Southern. This Letter Amendment and the Southern Completion Guarantee, as amended hereby, are legal, valid and binding obligations of Southern, enforceable against Southern in accordance with their respective terms, subject to Laws affecting the enforcement of creditors' rights generally and to general principles of equity.

         If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least twenty counterparts of this Letter Amendment to the attention of Citibank, N.A., as Agent, Attention: Dave Graber, 2 Penns Way, Suite 200, New Castle, DE 19720, Facsimile 302-894-6120, with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022,
Attention: Nick Dembowski, Facsimile: 646-848-4542.

         This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

         This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                          Very truly yours,

                          SOUTHERN POWER COMPANY, as Borrower



                          By:
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                          Name:
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                          Title:
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Agreed:

THE SOUTHERN COMPANY


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Agreed:

CITIBANK, N.A.


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Title:
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